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                                                                    Exhibit 10.4

                              AMENDED AND RESTATED
                                  SPLIT DOLLAR
                            LIFE INSURANCE AGREEMENT

                                   I PARTIES

         A. The Wackenhut Corporation ("Employer"), 1500 San Remo Avenue, Coral Gables, Florida 33146;

         B. The George Wackenhut Irrevocable Trust dated January 25, 1982 ("GW Trust"), c/o Northern Trust Bank, 700 Brickell Avenue, Miami, Florida 33131;

         C. The Ruth Wackenhut Irrevocable Trust dated January 3, 1983 ( "RW Trust"), c/o Northern Trust Bank, 700 Brickell Avenue, Miami, Florida 33131;

         D. George Wackenhut ("Employee"), 1500 San Remo Avenue, Coral Gables, Florida 33146.

                                 II DEFINITIONS


         A. The "Parties" are the persons listed in paragraphs IA, IB, IC, and ID above;

         B. The "Owners" (sometimes also referred to as "Owner"), are the GW Trust and the RW Trust;

         C. The "Agreements" are the two agreements identified in paragraphs IIIA and IIIB below;

         D. This Amended and Restated Split Dollar Life Insurance Agreement is referred to as the "Restated Agreement";





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         E. The "Insurer" is the Manufacturers Life Insurance Company
("Manufacturers").

         F. The "Policy" is the policy issued by Manufacturers and listed on Schedule A;

         G. The "Employer's Policy Interest" is the total amount to be paid to Employer as specified in paragraph IVD.

                                  III RECITALS

         A. On January 25, 1982 certain of the Parties hereto entered into an Agreement Relating to Advancements for Life Insurance on the Life of George R. Wackenhut and Other Provisions Relating Thereto. That Agreement is to expire after the eighth anniversary date, unless extended by the Parties.

         B. On January 3, 1983, certain of the Parties hereto entered into an Agreement Relating to Advancements for Life Insurance on the Life of Ruth J. Wackenhut and Other Provisions Relating Thereto. That Agreement is to expire after the eighth anniversary date, unless extended by the Parties.

         C. The respective Parties now desire to amend and entirely restate the Agreements described in paragraphs IIIA and IIIB above to extend the terms thereof and to reflect that new coverage has been purchased in furtherance of those Agreements.



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         D. Employer is a corporation duly organized and validly existing under the laws of Florida.

         E. Employee is the Chairman and Chief Executive Officer of Employer and is a valued and trusted employee.

         F. In consideration of the faithful performance of services by Employee for Employer, Employer wishes to continue assisting Owner in paying the premiums on a life insurance policy by contributing from time to time, to the payment of premiums due on the policy on the life of Employee and Ruth Wackenhut and to provide a means for payment to Employer of all amounts it is entitled to receive under the Agreements and this Restated Agreement, all in accordance with the terms and conditions of this Restated Agreement.

         G. Employer and Employee have agreed that the Policy insuring the lives of Employee and Ruth Wackenhut, his wife, issued by Manufacturers, which was purchased by and is owned by the Owners, is subject to the terms and conditions of this Restated Agreement.

         H. Each Owner is an irrevocable trust under the laws of Florida.

         NOW, THEREFORE, in consideration of $10.00 and other good and valuable consideration, the parties mutually agree as follows:



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                                    IV TERMS

         A. ACQUISITION OF POLICY. The Parties shall cooperate in paying the annual premiums on the Policy as long as the Policy remains in force. The Policy was issued to the Owner as owner and the Owner shall be the sole and exclusive owner of the Policy.

         B. PAYMENT OF PREMIUMS.

         Employer has paid the Policy premiums through March 1, 1990. All premium payments thereafter shall be paid by the Employer and the Owner in accordance with the formula set forth in this paragraph IVB(1), IVB(2), IVB(3) and IVB(4) below. Unless otherwise agreed to by the Employer and the Owner, all premium payments on the Policy are to be made in accordance with and subject to the following terms and conditions:

                  (1) On or before thirty days prior to the due date of each required premium on the Policy (not including any grace period), the Employer shall pay to Owner the amount specified in Schedule B for the applicable policy year for each year that this Restated Agreement is in force.

                  (2) Owner shall pay to the Insurer the amount received by it under paragraph IVB(1) above and the amount specified in Schedule C for the applicable policy year for each year that this Restated



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         Agreement is in force. Owner's share of the premium has been calculated using the Insurer's current published premium rate for annual renewal term insurance for standard risks for joint lives; if this is adjusted by Insurer in the future, Owner's share of the premium will be adjusted accordingly.

                  (3) Owner shall pay its portion of each premium on a date no later than a date within the grace period allowed by the Policy. Upon request by Employer, Owner shall provide Employer with proof of payment.

                  (4) To the extent the Employer fails to pay a portion of any premium due on the Policy, as required by paragraph IVB(1) above, the Owner may, at its option, pay all or any portion of the premium and deduct that amount from the total amount of the Employer's Policy Interest, notwithstanding any other provision of this Agreement. Notwithstanding anything herein to the contrary, to the extent the Employer fails to pay a portion of any premium due on the Policy or pay the additional compensation payable under the following paragraph IVC, neither the Owner, Employee or any other person shall have the obligation to pay such premium due on the Policy.

         C. ADDITIONAL COMPENSATION. As additional compensation to Employee, the Employer also shall pay to Employee, if



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living, or to his wife if he is then deceased, an amount equal to the Owner's portion of the annual premium, as specified in Schedule C. Employee and Ruth Wackenhut agree to contribute to Owner all amounts received by either of them under the prior sentence of this paragraph IVC.

         D. DISBURSEMENT OF POLICY PROCEEDS BY OWNER. In consideration of the Employer's agreement to continue to contribute to the payment of the premiums in the manner set forth in this Restated Agreement, Owner agrees to repay to Employer, at the time and in the manner provided in this Restated Agreement, the sum of $760,000 in full settlement of all amounts due or to become due under this Restated Agreement.

         E. POLICY OWNERSHIP. Owner is the owner of the Policy and may exercise all rights of ownership with respect to the Policy. Such rights include the privilege to exercise all the rights of an owner under the terms of the Policy, including the right to borrow on the security of the Policy, but only to the extent that the cash value exceeds the Employer's Policy Interest; to pledge or assign the interest in the Policy for such loans or advances; the right, in the event of a termination of this Restated Agreement, to realize against the cash value of the Policy and to retain the cash received after satisfying the Owner's obligation to pay to Employer the Employer's Policy Interest; the right of Owner pursuant to paragraph IVG, to collect the Policy proceeds and to retain the balance of the proceeds remaining after satisfying the Owner's



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obligations to pay to Employer the Employer's Policy Interest; and the right, subject to the right of Employer to be paid its Policy Interest, to surrender the Policy. Employer agrees to sign any documents necessary to assist owner in exercising its rights under this Restated Agreement. Owner also has the right to assign its ownership rights to any person or entity it, in its absolute discretion chooses.

         F. APPLICATION OF POLICY DIVIDENDS. Any annual dividend attributable to the Policy will be applied to the reduction of the Employer's portion of premiums due on the Policy pursuant to paragraph IVB(1).

         G. DEATH. In the event of the death of the survivor of Employee and Ruth Wackenhut while this Restated Agreement is in force:

                  (1) Employer shall be entitled to that portion of the proceeds of the Policy equal to the amount of Employer's Policy Interest.

                  (2) Owner shall be entitled to the proceeds of the Policy in excess of the amount of the Employer's Policy Interest.

         H. OWNERSHIP. Notwithstanding anything herein contained to the contrary, in no event shall Employer have any ownership or security interest in any assets of Owner, including but not limited to, the Policy.



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         I. Termination of Restated Agreement.


         (1) Subject to fulfillment of the obligations arising upon termination hereinafter set forth, this Restated Agreement shall terminate on the first to occur of the following events (each referred to herein as a "Termination Event"):

                  (i) Delivery of written notice of termination by Employer to Owner.

                  (ii) Surrender of the Policy by Owner with the written consent of the Employer.

                  (iii) At the option of Employer, termination of Employee's employment with Employer for any reason, by either Employer or Employee, with or without cause.

                  (iv) Bankruptcy or receivership of the Employer.

         (2) Within fifteen (15) work days following a Termination Event, Owner, in Owner's sole discretion, shall take one of the following actions:

                  (i) Surrender the Policy and pay to Employer the Employer's Policy Interest to the extent of the cash surrender value.

                  (ii) Retain all or a portion of the Policy and pay to Employer the Employer's Policy Interest to the extent of the cash surrender value.




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         J. PROVISIONS REGARDING THE INSURANCE. The parties acknowledge and agree as follows:

                  (1) Manufacturers shall be bound only by the provisions of the Policy and any endorsement thereto.

                  (2) Any payment made or actions taken by Manufacturers in accordance with the provisions of the Policy and any endorsement thereto shall fully discharge Manufacturers from all claims, suits and demands of all persons whatsoever.

                  (3) Manufacturers shall not be deemed a party to, or to have notice of, this Restated Agreement or the provisions hereof and shall have no obligation to see to the performance of the obligations of the parties hereunder.

         K. SPECIAL PROVISIONS. In compliance with the requirements of the Employee Retirement Income Security Act of 1974, as amended, the parties hereby confirm:

                  (1) Employer is the named fiduciary of the split dollar life insurance plan of which this Amended and Restated Agreement is the written instrument.

                  (2) The funding policy of the split dollar life insurance plan is that the Employer will pay the premiums under the Policy as required under paragraph IVB above.

                  (3) The following claims procedure shall be utilized:





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         (i)      The claimant shall file a claim for benefits by notifying
                  Employer orally or in writing. If the claim is wholly or partially denied, Employer shall provide a written notice within ninety (90) days specifying the reason for the denial, the provisions of this Amended and Restated Agreement on which the denial is based, and additional material or information, if any, necessary for the claimant to receive benefits. Such written notice shall also indicate the steps to be taken by the claimant if a review of the denial is desired.

         (ii) If a claim is denied and a review is desired, the claimant shall notify the Employer in writing within sixty (60) days after receipt of written notice of a denial of a claim. In requesting a review, the claimant may review plan documents and submit any written issues and comments the claimant feels are appropriate. Employer shall then review the claim and provide a written decision within sixty (60) days of receipt of a request for a review. This decision shall state the specific reasons for the decision and shall include references to specific provisions of this Restated Agreement, if any, upon which the decision is based.




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         (iii)    In no event shall Employer's liability under this Restated
                  Agreement exceed the amount of proceeds from the Policy.

         L. AMENDMENT. This Restated Agreement may be altered, amended or modified, including the addition of any extra policy provisions, but only by a written instrument signed by all of the Parties.

         M. ASSIGNMENT. One or more of the parties may assign such party's interests and obligations under this Restated Agreement at any time subject to the terms and conditions of this Restated Agreement.

         N. GOVERNING LAW. This Restated Agreement shall be governed by the laws of the State of Florida.

         O. ENTIRE AGREEMENT. This Restated Agreement sets forth the entire agreement of the parties with respect to the subject matter hereof. Any and all prior agreements or understandings with respect to such matters are hereby superseded.

         IN WITNESS WHEREOF, the parties have signed this Restated Agreement as of the 17th day of October, 1989.


                                            EMPLOYER:

                                            THE WACKENHUT CORPORATION



Attest: /s/ J.P. Rowan                      By: /s/ J. Calvin Harris
        --------------------------              --------------------------------




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                                           OWNER:

                                           GEORGE WACKENHUT IRREVOCABLE TRUST

                                           Northern Trust Bank, N.A.
                                           Co-Trustee



                                           By: /s/ Illegible
                                               ---------------------------------

                                               /s/ Donald B. Paul
                                               ---------------------------------
                                               Donald B. Paul, CPA
                                               Co-Trustee



                                           OWNER:

                                           RUTH WACKENHUT IRREVOCABLE TRUST

                                           Northern Trust Bank, N.A.
                                           Co-Trustee




                                           By: /s/ Illegible
                                               ---------------------------------

                                               /s/ Donald B. Paul
                                               ---------------------------------
                                               Donald B. Paul, CPA
                                               Co-Trustee




                                           EMPLOYEE:


                                               /s/ G. R. Wackenhut
                                               ---------------------------------
                                               George Wackenhut



                                           EMPLOYEE'S WIFE:

                                               /s/ Ruth J. Wackenhut
                                               ---------------------------------
                                               Ruth J. Wackenhut





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                                   SCHEDULE A


Company                             Policy #                     Face Amount
-------                             --------                     -----------

Manufacturers Life
Insurance Company                  5,130,509-2                    $800,000





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                                   Schedule B

                 Employer Premium Payments Per Paragraph IVB(1)


     Year                                                     Employer's Premium
     ----                                                     ------------------

      1                                                            $16,481

      2                                                             16,470

      3                                                             16,456

      4                                                             16,440

      5                                                             16,421

      6                                                             16,399

      7                                                             16,372

      8                                                             16,341

      9                                                             16,304

     10                                                             16,261

     11                                                             16,209

     12                                                             16,149

     13                                                             16,078

     14                                                             15,994

     15                                                             15,897

     16                                                             15,782

     17                                                             15,648

     18                                                             15,491

     19                                                             15,311

     20                                                             15,097

If there are premium payments due after year 20, the annual premium payments will continue to be $16,543 annually with the Employer's portion reduced by the amounts paid by Owner as determined under Schedule C.

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                                   Schedule C

                   Owner Premium Payments Per Paragraph IVB(2)



     Year                                                      Owner's Premium
     ----                                                      ---------------

      1                                                            $    62

      2                                                                 74

      3                                                                 87

      4                                                                103

      5                                                                122

      6                                                                144

      7                                                                171

      8                                                                202

      9                                                                239

     10                                                                282

     11                                                                334

     12                                                                394

     13                                                                465

     14                                                                549

     15                                                                646

     16                                                                761

     17                                                                895

     18                                                              1,052

     19                                                              1,232

     20                                                              1,446

If there are premium payments due after year 20, the annual premium payments to be paid by the Owner will be the lower of the P.S. 58 amount or the current premium rate for annual renewal term insurance for standard risks published by Manufacturers.